                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)    April 1, 2005
                                                   -----------------

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                000-25771                             13-3951476
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                             10020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                  212-492-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

The Registrant announced today its updated per share net asset value ("NAV"). The year-end 2004 per share NAV, based on a third-party appraisal of the Registrant's assets, is $12.10. The Registrant intends to mail a notification to certain broker/dealers, in the form attached as Exhibit 99.1 hereto, during the week of April 4, 2005 and will post the updated NAV on its website that same week.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.       Exhibit
-----------       -------
    99.1       Notice to Broker/Dealers

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORPORATE PROPERTY ASSOCIATES 14
                                     INCORPORATED



                                     By: /s/ John J. Park
                                         -------------------------------------
                                         John J. Park, Managing Director and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Date:  April 1, 2005